                                ESCROW AGREEMENT

    This Escrow Agreement (the "Agreement") dated       , 2001 is by and among
Endorex Corporation, a Delaware corporation ("Parent"), the stockholders (the "Stockholders") of Corporate Technology Development, Inc., a Delaware corporation (the "Company"), and Peter O. Kliem, as the representative of the Stockholders (the "Stockholder Representative", and, collectively with Parent and the Stockholders, the "Parties"), and Wells Fargo Bank Minnesota, National Association, a national banking association (the "Escrow Agent"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement (as hereinafter defined).

                                    RECITALS

    WHEREAS, Parent, Roadrunner Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company have entered into that certain Agreement and Plan of Merger and Reorganization dated as of
            , 2001 (the "Merger Agreement") pursuant to which Merger Sub will be merged with and into the Company, with the Company becoming a wholly-owned subsidiary of Parent (the "Merger"); and

    WHEREAS, pursuant to Section 8.2 of the Merger Agreement, the Parties are placing in escrow certain securities and the Escrow Agent is willing to hold and distribute such securities in accordance with the instructions of the Parties, the Escrow Agent and the Parties agree as follows:

                                   AGREEMENT
                             ARTICLE 1: DIRECTIONS

    1.1 ESCROWED PROPERTY: The Parties will deposit with the Escrow Agent the property described in the attached SCHEDULE A (collectively referred to as the "Escrowed Property").

    1.2 INSTRUCTIONS: The Escrow Agent shall hold, invest, if applicable, and disburse the Escrowed Property pursuant to the instructions set forth in the attached SCHEDULES B AND C.

    1.3 INVESTMENTS: The Escrow Agent is not responsible or liable for any diminution of principal or any interest penalty on the Escrowed Property, whatsoever, for any reason.

    1.4 ASSIGNMENT OF INTEREST: The assignment, transfer, conveyance or hypothecation of any right, title or interest in and to the Escrowed Property (referred to under this Section 1.4 as the "Assignment") shall be binding upon the Escrow Agent upon delivery of notice to the Escrow Agent of the Assignment and payment to the Escrow Agent of all of its fees in connection with the Assignment; provided that the Escrow Agent has given its written consent to the Assignment, which shall not be unreasonably withheld.

                  ARTICLE 2: COMPENSATION OF THE ESCROW AGENT

    The Parties agree, jointly and severally, to pay the Escrow Agent:

    (a) Its fees, charges, and expenses for all reasonable and necessary services rendered by it in the performance of its obligations under this Agreement as set forth in the attached SCHEDULE D; and

    (b) With the prior written approval of Parent and the Stockholder Representative, which shall not be unreasonably withheld, reasonable compensation for services rendered in connection with this Agreement but not expressly provided for in this Agreement and reimbursement for those reasonable expenses incurred by the Escrow Agent in rendering such services, including but not limited to court costs and reasonable attorneys' fees incurred in the event of any dispute among the parties to this Agreement.

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The Escrow Agent shall have first and prior lien upon the Escrowed Property to secure the payments described under paragraphs (a) and (b) of this Article 2. If any such payment is not timely received by the Escrow Agent from the appropriate party or parties, the Parties authorize the Escrow Agent to deduct such payment from the Escrowed Property.

                 ARTICLE 3: PROVISIONS CONCERNING ESCROW AGENT

    3.1 AUTHORITY OF PARTIES: The Escrow Agent shall be under no duty or obligation to ascertain the identity, authority and/or rights of the Parties or their agents.

    3.2 OTHER AGREEMENTS: The Escrow Agent is not a party to, or bound by, any agreement between the Parties other than this Agreement, whether or not a copy and/or original of such agreement is held as Escrowed Property. Accordingly, the Escrow Agent shall have no duty to know or determine the performance or nonperformance of any provision of any such agreement between the Parties.

    3.3 DEPOSITED INSTRUMENTS AND/OR FUNDS: The Escrow Agent assumes no responsibility for the validity or sufficiency of any instrument held as Escrowed Property, except as expressly and specifically set forth in this Agreement.

    3.4 LATE PAYMENT OR PERFORMANCE: The Escrow Agent may accept any payment or performance called for under this Agreement after the date such payment or performance is due, unless subsequent to such date, but prior to the actual date of payment or performance, the Escrow Agent is instructed in writing by the Parties not to accept such payment or performance.

    3.5 ESCHEAT: The Parties are aware that Escrowed Property which is abandoned may escheat to the state. The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns should any of the Escrowed Property become escheatable or escheat by operation of law.

    3.6 NON-LIABILITY: The Escrow Agent shall not be liable for any act it may do or omit to do as Escrow Agent while acting in good faith and in the exercise of its prudent judgment. Any act done or omitted by the Escrow Agent pursuant to the advice of its attorneys shall be conclusive evidence of such good faith. The Escrow Agent shall have the right to consult with counsel at the reasonable expense of the Parties whenever any question arises concerning this Agreement and shall incur no liability for any delay reasonably required to obtain such advice of counsel. The Escrow Agent shall not be liable for the outlawing of any right permitted or given under the instructions set forth in SCHEDULES B AND C and/or in any document deposited under this Agreement pursuant to any Statute of Limitations or by reason of laches. The Escrow Agent shall have no further responsibility to any or all of the Parties following a complete distribution of the Escrowed Property pursuant to this Agreement. The Escrow Agent shall not incur any liability with respect to any action taken or omitted to be taken in reliance upon any document, including any written notice or instructions provided for in this Agreement. In performing its obligations hereunder, the Escrow Agent shall be entitled to presume, without inquiry, the due execution and validity and effectiveness of all documents it receives.

    3.7 INDEMNIFICATION: The Parties agree, jointly and severally, to indemnify and hold harmless the Escrow Agent from any liability, or reasonable costs or expenses, including but not limited to reasonable attorneys' fees, incurred by reason of accepting this Agreement and/or Escrowed Property.

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    3.8  DISAGREEMENTS:  If any disagreement or dispute arises between the
Parties to this Agreement concerning the meaning or validity of any provision under this Agreement or concerning any other matter relating to this Agreement, the Escrow Agent:

    (a) Shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order or indemnification; and

    (b) May deposit, in its sole and absolute discretion, the Escrowed Property or that portion of the Escrowed Property it then holds with a court of competent jurisdiction, and to interplead the Parties. Upon such deposit and filing of interpleader, the Escrow Agent shall be relieved of all liability as to the Escrowed Property and shall be entitled to recover from the Parties its reasonable attorneys' fees and other reasonable costs incurred in commencing and maintaining such action. The Parties by signing this Agreement submit themselves to the jurisdiction of such court. In no event shall the institution of such interpleader action impair the rights of the Escrow Agent described in Section 3.6 of this Agreement.

         ARTICLE 4: REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

    4.1 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS: Each Stockholder hereby represents and warrants to Parent and each other Stockholder as follows:

    (a) Such Stockholder has the legal capacity and right and all other necessary power and authority necessary to enter into this Agreement and any document or instrument to be executed and delivered by Stockholder pursuant hereto or pursuant to the Merger Agreement, including, without limitation, the Voting Agreement and the Affiliate Agreement, if applicable (the "Stockholder Documents"), to perform his/her/its obligations under the Stockholder Documents, and to consummate the transactions contemplated by the Stockholder Documents.

    (b) The execution, delivery and performance of the Stockholder Documents, and the consummation of the transactions contemplated by the Stockholder Documents, will not (i) conflict with or violate any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license applicable to such Stockholder or by which any property or asset of such Stockholder is bound or affected, or (ii) constitute a violation of, or a breach or default (or an event which with the giving of notice or lapse of time or both could reasonably be expected to become a default) under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of any note, bond, mortgage, instrument, contract, permit, franchise, commitment, indenture, lease, license, or other agreement or obligation to which such Stockholder is a party or by which any property or asset of such Stockholder is bound or affected.

    (c) The Stockholder Documents constitute valid and binding obligations of such Stockholder, enforceable in accordance with their terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and the Stockholder Documents, when executed and delivered in accordance with the provisions thereof, shall be valid and binding obligations of such Stockholder, enforceable in accordance with their terms (with the aforesaid exceptions).

    (d) As of the Effective Time, such Stockholder (i) will hold of record and beneficially own the number and class of shares of Company capital stock set forth next to such Stockholder's name in Section 2.2 of the Company Disclosure Schedule, free and clear of any restrictions on transfer (other than any restrictions under the Act and state securities laws), taxes, security

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       interests, charges, liens, encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands, and
       (ii) will not be a party to any option, warrant, call, right, purchase right or other contract, commitment or agreement (other than the Merger Agreement) that could require such Stockholder to deliver, sell, transfer or otherwise dispose of any capital stock of the Company or to any voting trust, proxy or other agreement or understanding with respect to the voting of any capital stock of the Company (other than the Voting Agreement, if applicable).

    4.2 REPRESENTATIONS AND WARRANTIES OF NON-INDIVIDUAL STOCKHOLDERS: Each Stockholder that is not a natural person hereby represents and warrants to Parent and to each other Stockholder as follows:

    (a) Such Stockholder is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized. Such Stockholder has the corporate, partnership, limited liability company or other power and authority to enter into the Stockholder Documents, to perform its obligations under the Stockholder Documents, and to consummate the transactions contemplated by the Stockholder Documents.

    (b) Such Stockholder has taken all corporate, partnership, limited liability company or other action necessary for it to enter into the Stockholder Documents, to perform its obligations under the Stockholder Documents, and to consummate the transactions contemplated by the Stockholder Documents.

    (c) The execution, delivery and performance of the Stockholder Documents, and the consummation of the transactions contemplated by the Stockholder Documents, will not constitute a violation of, or a breach or default under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of the certificate or articles of incorporation or bylaws, partnership agreement, certificate or articles of formation, limited liability company agreement or other charter or formation documents of such Stockholder.

                ARTICLE 5: ADDITIONAL AGREEMENTS OF STOCKHOLDERS

    5.1  RELEASE OF PARENT, MERGER SUB, THE COMPANY AND THEIR OFFICERS AND
DIRECTORS: Each Stockholder, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce Parent and Merger Sub to consummate the Merger and thereby exchange shares of Parent Common Stock for such Stockholder's shares of Company Stock, hereby releases and forever discharges the Company, Merger Sub and Parent and each of their respective individual, joint or mutual, past, present and future agents, directors, officers, employees, consultants, advisors, affiliates, stockholders, controlling persons, subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, causes of action, obligations, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law or in equity, which such Stockholder or any of his, her or its affiliates now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Effective Time or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Effective Time (other than any rights to indemnification or reimbursement from the Company pursuant to its Certificate of Incorporation or Bylaws from former officers and directors of the Company) whether or not relating to claims pending on, or asserted after, the Effective Time; provided, however, that nothing contained herein shall operate to release any obligations of the Company, Merger Sub and Parent or the Stockholders arising under the Merger Agreement. Such Stockholder hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced,

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any proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.

    Each Stockholder that is a resident of the State of California expressly waives any and all rights that they may have under any statute or common-law principle that would limit the effect of the releases to those claims actually known or suspected to exist at the time of execution of this Agreement, including but not limited to the provisions of Section 1542 of the California Civil Code, to the extent deemed applicable (notwithstanding that this Agreement does not provide for the application of the California law), which provides as follows: "[a] general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

    5.2 APPOINTMENT OF STOCKHOLDER REPRESENTATIVE: The Stockholders hereby appoint the Stockholder Representative as the representative of the Stockholders. The Stockholder Representative shall have full power and authority to represent the Stockholders and their successors and assigns with respect to all matters arising under this Agreement, including, without limitation, the amendment or waiver of any provision of this Agreement, and all action taken by the Stockholder Representative hereunder, pursuant to authority granted herein, shall be binding upon each Stockholder and their successors and assigns as if expressly ratified and confirmed in writing by each of them. Without limiting the generality of the foregoing, the Stockholder Representative shall have full power and authority, on behalf of all the Stockholders and their successors, to interpret all the terms and provisions of this Agreement, to negotiate and compromise any dispute which may arise under this Agreement, to sign any releases or other documents with respect thereto, and to retain such counsel and consultants as appropriate and necessary to carry out his duties under this Agreement.

    The Stockholder Representative, or any successor hereafter appointed, may resign and shall be discharged of his duties hereunder upon the appointment of a successor Stockholder Representative as hereinafter provided. In case of such resignation, or in the event of the death or inability to act of the Stockholder Representative, a successor shall be named by a majority of the remaining Stockholders. Each such successor Stockholder Representative shall have all the power, authority, rights and privileges hereby conferred upon the original Stockholder Representative, and the term "Stockholder Representative" as used herein shall be deemed to include each such successor Stockholder Representative.

    The Stockholders shall indemnify and hold harmless the Stockholder Representative from and against any direct or indirect demand, claim, payment, obligation, action or cause of action, assessment, loss, liability, cost or expense, including without limitation, penalties, interest on any amount payable to a third party as a result of the foregoing, and any legal or other expense reasonably incurred in connection with investigating or defending any claim or action, whether or not resulting in any liability, and any amount paid in settlement of any claim or action, incurred in connection with the performance of his duties hereunder, including the advancement of expenses incurred in connection with investigating or defending any claim or action.

    The Stockholder Representative is authorized to take the actions set forth in this Agreement on behalf of the Stockholders, and Parent and Escrow Agent shall have no liability to the Stockholders for any act or failure to act of the Stockholder Representative. Parent and the Escrow Agent shall be entitled to rely upon any act of the Stockholder Representative as an act of the Stockholders pursuant to this Agreement.

                    ARTICLE 6: GENERAL TERMS AND CONDITIONS

    6.1 EXTENSION OF BENEFITS: All of the terms of this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by, the respective heirs, legal representatives, successors and assigns of all of the parties to this Agreement.

    6.2 GOVERNING LAW: This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the law of conflicts thereof.

    6.3 NOTICES: All notices, requests, demands and other communications required under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, the next business day if delivered by commercial delivery service or by reputable overnight courier, the third business day if mailed by registered or certified mail (return receipt requested), or the day of transmission if a business day or, if not, the next business day thereafter, if sent via facsimile (with confirmation of receipt) to the parties at the addresses set forth below the signature blocks on the signature pages of this Agreement; provided, however, that all notices, requests, demands and other communications required under this Agreement to be given to any Stockholder shall be given to the Stockholder Representative at the address set forth below the signature block for the Stockholder Representative on the signature pages of this Agreement. It shall be the responsibility of the Parties to notify each other and the Escrow Agent in writing of any name or address changes. This Section 6.3 shall govern this Agreement except as otherwise provided in Section 1 of SCHEDULE B to this Agreement.

    6.4 ENTIRE AGREEMENT: This Agreement sets forth the entire agreement and understanding of the parties to this Agreement with respect to the subject matter hereof.

    6.5 AMENDMENT: This Agreement may be amended, modified, superseded, rescinded or canceled only by a written instrument executed by Parent, the Stockholder Representative and the Escrow Agent.

    6.6 WAIVERS: The failure of any party to this Agreement at any time or times to require performance of any provision under this Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Agreement of any such condition or breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation or warranty contained in this Agreement.

    6.7 HEADINGS: The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Agreement.

    6.8 COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

    6.9 RESIGNATION OR REMOVAL OF ESCROW AGENT: The Escrow Agent may resign at any time by furnishing written notice of its resignation to the Parties. The Parties may remove the Escrow Agent at any time by furnishing to the Escrow Agent a joint written notice of its removal. Such resignation or removal, as the case may be, shall be effective upon delivery of such notice.

                                   * * * * *

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IN WITNESS WHEREOF, the Parties to this Agreement have each caused this
Agreement to be duly executed and delivered as of the date first written above.

                                          PARENT:

                                          ENDOREX CORPORATION

                                          ______________________________________

                                          By:___________________________________

                                          Its:__________________________________

                                          Address:
                                          Endorex Corporation
                                          28101 Ballard Drive, Suite F
                                          Lake Forest, Illinois 60045
                                          Attn: Michael Rosen
                                              President
                                          Telephone: (847) 573-8990
                                          Fax: (847) 573-9285

                                          with a copy to:

                                          Brobeck, Phleger & Harrison, LLP
                                          370 Interlocken Boulevard
                                          Fifth Floor
                                          Broomfield, Colorado 80021
                                          Attn: Richard R. Plumridge, Esq.
                                          Telephone: (303) 410-2000
                                          Fax: (303) 410-2199

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                                          STOCKHOLDER REPRESENTATIVE:

                                          ______________________________________
                                          PETER O. KLIEM

                                          Address:
                                          750 Main Street
                                          Cambridge, MA 02139
                                          Telephone:   (617) 621-9575
                                          Facsimile:   (617) 621-9574

                                          STOCKHOLDERS:

                                          TVM TECHNO VENTURE MANAGEMENT III
                                          GMBH & CO. MEDICAL VENTURES

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

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                                          NOMURA BANK (SWITZERLAND) LTD.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          PAUL CAPITAL PARTNERS V, LP

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

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                                          IMPRIMUS INVESTORS LLC

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          BRISTOL RITTENHOUSE INVESTMENTS, L.P.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          KENDALL INVESTMENTS, LLC

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          IMS GLOBAL INVESTMENTS X LTD.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          RICHARD J. STERN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          STERN JOINT VENTURE, L.P.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          WOLFSON EQUITIES

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          LINDSAY A. ROSENWALD, M.D.

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          CONCORDIA PARTNERS

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          C. BENVENISTE-SCHULER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          DRAX HOLDINGS, L.P.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          BERNARD SELZ

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          MICHAEL STEINHARDT

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

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                                          KEYS FOUNDATION, CURACO

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          ALBERT REICHMANN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          JAMES D. STERN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          PAUL CAPITAL PARTNERS V (DOMESTIC
                                          ANNEX FUND), L.P.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          ROBERT I. FALK

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

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                                          G&G ENTERPRISES

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          GILBERT GOLDSTEIN, PAUL SHAPIRO,
                                          TRUSTEES, UIT HOWARD GITTIS DATED
                                          12/23/88

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

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                                          CAXTON PARTNERS

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          JEFFREY S. SILVERMAN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          THE HOLDING COMPANY

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          SEIJU SUZUKI

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          CASS & CO. MAGNUM CAPITAL GROWTH FUND

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          YOSHIMASA YAMAZAKI

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ASAHI IRON FOUNDRY CO., LTD.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          RICHARD VOGEL

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          MAIDENHAIR INVESTMENTS, N.V.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          PAUL CAPITAL PARTNERS V INTERNATIONAL,
                                          L.P.

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          LEONARD J. ADAMS

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          WAYNE SAKER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          AMRAM KASS PC DEFINED BENEFIT PENSION
                                          PLAN

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          DAVID A. BRAVER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          AMRAM KASS P.C. MONEY PURCHASE PLAN

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          DAVID A. WOLF

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          TIS PRAGER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          BRUNO WIDMER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          KAREN COOK, IRA (KC)

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          JACK HIRSCHFIELD

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          PARAMOUNT CAPITAL DRUG DEVELOPMENT
                                          HOLDINGS LLC

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facvsimile: __________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          STEVE H. KANZER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          NICHOLAS STERGIOPOLOUS

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          NICHOLAS BODOR

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          KENNETH U. JOHNSON

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          RIVKI ROSENWALD

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          BIOTECHNOLOGY SOLUTIONS, LLC

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          WAYNE L. RUBIN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          MICHAEL S. WEISS

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          DONNA KASH

                                          ______________________________________
                                          PETER KASH

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          DAVID R. WALNER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          HUNTINGTON STREET COMPANY

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          JUNE STREET COMPANY

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          RIVKI ROSENWALD F/B/O DONI ROSENWALD

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          RIVKI ROSENWALD F/B/O JOSHY ROSENWALD

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          RIVKI ROSEWALD F/B/O DEMI ROSENWALD

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          RIVKI ROSENWALD F/B/O DAVY ROSENWALD

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          KASH FAMILY FOUNDATION

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          JOSEPH R. EDELMAN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          SARAH E. LAUT

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          MICHAEL FERRARI

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          BLOSSOM ROSENWALD

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          SETH ROSENWALD

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          JON ROSENWALD

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          WILLIAM KANZER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          GARY KANZER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          DONNA LOZITO

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          AMERICAN FRIENDS OF HEBRON YESHIVA IN
                                          JERUSALEM

                                          By: __________________________________

                                          Its: _________________________________

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          FRED MERMELSTEIN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          LAUREN S. FISCHER

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          JOHN KNOX

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          DAVID M. TANEN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          EVAN S. BORAK

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          HOPE VIGGIANI

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          ROBERT KLEIN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          HOWARD SCHAIN

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

                                          ______________________________________
                                          JOHN PAPADIMITROPOULOS

                                          Address:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          Telephone: ___________________________

                                          Facsimile: ___________________________

                                          Tax I.D. #: __________________________

    The Escrow Agent, by affixing its signature below, hereby acknowledges receipt of the Escrowed Property described in SCHEDULE A and agrees to hold, administer, and dispose of the Escrowed Property in accordance with the terms, conditions, and instructions of this Agreement, including those set forth in SCHEDULES B AND C.

                                          ESCROW AGENT:
                                          WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Escrow Agent

                                          ______________________________________

                                          By:___________________________________
                                          Title:________________________________

                                            Wells Fargo Bank Minnesota, N.A.
                                           213 Court Street, Suite 902
                                           Middletown, CT 06457
                                           Telephone: (860)-704-6216
                                           Fax: (860) 704-6219

                                   SCHEDULE A
                                    DEPOSITS

1,350,000 shares of common stock, $.001 par value per share ("Common Stock"), of Endorex Corporation, a Delaware corporation

                                   SCHEDULE B
                                  INSTRUCTIONS

    1. If Parent requests indemnification from the Stockholders pursuant to its rights under Section 8.4 of the Merger Agreement, then Parent shall notify the Escrow Agent in writing of such request, the number of shares of Common Stock requested for indemnification, the calculation of such number of shares pursuant to Article 8 of the Merger Agreement and disbursement instructions ("Indemnification Notice"). The Escrow Agent shall, within five business days of receipt of an Indemnification Notice, provide a copy of such Indemnification Notice to the Stockholder Representative, and, ten business days after the Stockholder Representative is deemed pursuant to Section 6.3 of this Agreement to have received such Indemnification Notice from the Escrow Agent, disburse to Parent from the Escrowed Property the number of shares of Common Stock requested by Parent in such Indemnification Notice, unless prior to the date of disbursement the Escrow Agent receives written notice from the Stockholder Representative disputing in good faith ("Dispute Notice") Parent's right to all or part of the shares of Common Stock set forth in the Indemnification Notice ("Disputed Shares").

    2.  If the Stockholder Representative issues a Dispute Notice pursuant to
Section 1 above, then the Escrow Agent shall continue to hold all Disputed Shares until receipt of written instructions jointly executed by Parent and the Stockholder Representative or receipt of an order of any court directing the disbursement of the Disputed Shares, and shall disburse the Disputed Shares in accordance with such joint instructions or court order.

    3. On or promptly after March 31, 2002, the Escrow Agent shall disburse to the Stockholder Representative the portion of the Escrowed Property in the names and the amounts set forth under Section 1 of SCHEDULE C, less (i) any Disputed Shares, which shall be disbursed as provided in Section 2 above, and (ii) any shares set forth in any Indemnification Notice that the Stockholder Representative is deemed pursuant to Section 6.3 of this Agreement to have received no more than ten business days prior to such disbursement and for which the Escrow Agent has not received a Dispute Notice, which amounts shall be disbursed as provided in Section 1 above and, if applicable, Section 2 above (all such shares in clause (i) and (ii) being referred to herein as "Holdback Shares"). Distributions of Escrowed Property for Stockholders pursuant to this
Section 3 shall be reduced pro rata among the Stockholders based upon the distribution of Escrowed Property set forth in Section 1 of SCHEDULE C by an aggregate number of shares equal to the number of Holdback Shares; PROVIDED, HOWEVER, that no fractional shares shall be disbursed for any Stockholder pursuant to this Section 3 and the Escrow Agent shall make such adjustments in such pro rata reduction as are necessary for the disbursement of only whole shares of the Escrowed Property for any Stockholder.

    4. On or promptly after September 30, 2002, the Escrow Agent shall disburse to the Stockholder Representative the portion of the Escrowed Property in the names and the amounts set forth under Section 2 of SCHEDULE C, less any Holdback Shares, which shall be disbursed as provided in Sections 1 and 2 above, as applicable. For purposes of this Section 4, Holdback Shares shall not include Holdback Shares withheld from disbursement under Section 3. Distributions of Escrowed Property for Stockholders pursuant to this Section 4 shall be reduced pro rata among the Stockholders based upon the distribution of Escrowed Property set forth in Section 2 of SCHEDULE C by an aggregate number of shares equal to the number of such Holdback Shares; PROVIDED, HOWEVER, that no fractional shares shall be disbursed for any Stockholder pursuant to this Section 4 and the Escrow Agent shall make such adjustments in such pro rata reduction as are necessary for the distribution of only whole shares of the Escrowed Property for any Stockholder.

    5. On or promptly after March 31, 2003, the Escrow Agent shall disburse to the Stockholder Representative the portion of the Escrowed Property in the names and the amounts set forth under

Section 3 of SCHEDULE C, less any Holdback Shares, which shall be disbursed as provided in Sections 1 and 2 above, as applicable. For purposes of this
Section 5, Holdback Shares shall not include Holdback Shares withheld from disbursement under Sections 3 and 4. Distributions of Escrowed Property for Stockholders pursuant to this Section 5 shall be reduced pro rata among the Stockholders based upon the distribution of Escrowed Property set forth in
Section 3 of SCHEDULE C by an aggregate number of shares equal to the number of such Holdback Shares; PROVIDED, HOWEVER, that no fractional shares shall be disbursed to any Stockholder pursuant to this Section 5 and the Escrow Agent shall make such adjustments in such pro rata reduction as are necessary for the issuance of only whole shares of the Escrowed Property for any Stockholder.

    6. Notwithstanding the provisions of Sections 1, 2, 3, 4 or 5 above, if Parent and the Stockholder Representative jointly execute a written notice to the Escrow Agent providing the Escrow Agent with disbursement instructions for all or part of the Escrowed Property, the Escrow Agent shall disburse the portion of the Escrowed Property referred to in such notice in accordance with the instructions contained in such notice.

    7. The Stockholders shall have the full and unqualified right and power to exercise any voting, consent and other rights with respect to the Escrowed Property and to cause the Escrow Agent to tender all or part of the Escrowed Property pursuant to a tender offer or exchange offer and neither the Escrow Agent nor Parent shall have any duty, right or privilege to exercise any such rights. The Escrow Agent shall exercise all such rights of the Stockholders as directed by a certificate of the Stockholder Representative. All property received by the Escrow Agent pursuant to a tender offer or exchange offer for the Escrowed Property shall become Escrowed Property.

    8. In the event of any transaction wherein dividends, cash or other property which is or will be apportioned to the Escrowed Property are distributed in respect of the Escrowed Property, the Escrow Agent shall take all steps necessary to obtain such cash or other property, including presenting the Escrowed Property for exchange, conversion or other disposition, and the Parties will execute such certificates, instruments or other documents as may be requested by the Escrow Agent of such cash or other property. All such property received by the Escrow Agent shall become Escrowed Property and shall be disbursed with, and to the Party receiving, the Escrowed Property to which such property was apportioned.

    9. The Parties hereby authorize the Escrow Agent to apply to the transfer agent for the Common Stock for any division of certificates evidencing Escrowed Property which may be required in connection with the distribution of Escrowed Property pursuant to this SCHEDULE B to the Agreement.

    10. The Escrow Agent shall not, and is not authorized to convey, transfer or distribute the Escrowed Property except as set forth in this SCHEDULE B to the Agreement.

                                   SCHEDULE C
                                 DISTRIBUTIONS

1. Common Stock to be distributed by the Escrow Agent to the Stockholder Representative on or promptly after March 31, 2002 pursuant to Section 3 of SCHEDULE B:

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
TVM Techno Venture Management III GmbH & Co. Medical
  Ventures..................................................      101,537
Nomura Bank (Switzerland) Ltd...............................       90,255
Paul Capital Partners V, L.P................................       67,120
Imprimus Investors LLC......................................       37,606
Bristol Rittenhouse Investments, L.P........................       37,606
Kendall Investments, LLC....................................       18,803
IMS Global Investments X Ltd................................       18,803
Richard J. Stern............................................       15,042
Stern Joint Venture, L.P....................................       15,042
Wolfson Equities............................................       15,042
Lindsay A. Rosenwald, M.D...................................       13,162
Concordia Partners..........................................       11,282
C. Benveniste-Schuler.......................................       11,282
Drax Holdings, L.P..........................................        9,401
Bernard Selz................................................        9,401
Michael Steinhardt..........................................        9,401
Keys Foundation, Curacro....................................        9,401
Albert Reichmann............................................        7,521
James D. Stern..............................................        7,521
Paul Capital Partners V (Domestic Annex Fund) L.P...........        5,648
Robert I. Falk..............................................        3,760
G&G Enterprises.............................................        3,760
Gibert Goldstein, Paul Shapiro, Trustees, UIT Howard Gittis
  Dated 12/23/88............................................        3,760
Caxton Partners.............................................        3,760
Jeffrey S. Silverman........................................        3,760
The Holding Company.........................................        3,760
Seju Suzuki.................................................        3,760
Cass & Co.Magnum Capital Growth Fund........................        3,760
Yoshimasa Yamazaki..........................................        3,760
Asahi Iron Foundry Co., Ltd.................................        3,760
Richard Vogel...............................................        3,760
Maidenhair Investments, N.V.................................        3,760
Paul Capital Partners V International, L.P..................        2,444
Leonard J. Adams............................................        1,880
Wayne Saker.................................................        1,880
Amram Kass P.C. Money Purchase Plan.........................        1,880
David A. Braver.............................................        1,880
Amram Kass PC Defined Benefit Pension Plan..................        1,880
David A. Wolf...............................................        1,880
Tis Prager..................................................        1,316
Bruno Widmer................................................        1,316
Karen Cook, IRA (KC)........................................          940
Jack Hirschfield............................................          470

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
Paramount Capital Drug Development Holdings LLC.............       50,922
Steve H. Kanzer.............................................       11,418
Nicholas Bodor..............................................        5,061
Kenneth U. Johnson..........................................        5,061
Rivki Rosenwald.............................................        4,960
Biotechnology Solutions, LLC................................        3,191
Nicholas Stergiopoulos......................................        1,528
Wayne L. Rubin..............................................        1,518
Michael Weiss...............................................        1,518
Peter and Donna Kash........................................        1,012
David R. Walner.............................................        1,012
Huntington Street Company...................................        1,012
June Street Company.........................................        1,012
Rivki Rosenwald Custodian f/b/o Doni Rosenwald..............        1,012
Rivki Rosenwald Custodian f/b/o Joshy Rosenwald.............        1,012
Rivki Rosenwald Custodian f/b/o Demi Rosenwald..............        1,012
Rivki Rosenwald Custodian f/b/o Davy Rosenwald..............        1,012
Kash Family Foundation......................................          810
Joseph E. Edelman...........................................          759
Sarah E. Laut...............................................          713
Michael Ferrari.............................................          713
Blossom Rosenwald...........................................          688
Seth Rosenwald..............................................          688
Jon Rosenwald...............................................          688
William Kanzer..............................................          607
Gary Kanzer.................................................          607
Donna Lozito................................................          222
American Friends of Hebron Yeshiva in Jerusalem.............          202
Fred Mermelstein............................................          202
Lauren S. Fischer...........................................          172
John Knox...................................................          172
David M. Tanen..............................................          172
Evan S. Borak...............................................          172
Hope Viggiani...............................................          101
Robert Klein................................................          101
Howard Schain...............................................          101
John Pappadimitropoulos.....................................           50

2. Common Stock to be distributed by the Escrow Agent to the Stockholder Representative on or promptly after September 30, 2002 pursuant to
    Section 4 of SCHEDULE B:

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
TVM Techno Venture Management III GmbH & Co. Medical
  Ventures..................................................       50,769
Nomura Bank (Switzerland) Ltd...............................       45,128
Paul Capital Partners V, L.P................................       33,560
Imprimus Investors LLC......................................       18,803
Bristol Rittenhouse Investments, L.P........................       18,803
Kendall Investments, LLC....................................        9,401
IMS Global Investments X Ltd................................        9,401

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
Richard J. Stern............................................        7,521
Stern Joint Venture, L.P....................................        7,521
Wolfson Equities............................................        7,521
Lindsay A. Rosenwald, M.D...................................        6,581
Concordia Partners..........................................        5,641
C. Benveniste-Schuler.......................................        5,641
Drax Holdings, L.P..........................................        4,701
Bernard Selz................................................        4,701
Michael Steinhardt..........................................        4,701
Keys Foundation, Curacro....................................        4,701
Albert Reichmann............................................        3,761
James D. Stern..............................................        3,761
Paul Capital Partners V (Domestic Annex Fund) L.P...........        2,824
Robert I. Falk..............................................        1,880
G&G Enterprises.............................................        1,880
Gibert Goldstein, Paul Shapiro, Trustees, UIT Howard Gittis
  Trust.....................................................        1,880
Caxton Partners.............................................        1,880
Jeffrey S. Silverman........................................        1,880
The Holding Company.........................................        1,880
Seju Suzuki.................................................        1,880
Cass & Co.Magnum Capital Growth Fund........................        1,880
Yoshimasa Yamazaki..........................................        1,880
Asahi Iron Foundry Co., Ltd.................................        1,880
Richard Vogel...............................................        1,880
Maidenhair Investments, N.V.................................        1,880
Paul Capital Partners V International, L.P..................        1,222
Leonard J. Adams............................................          940
Wayne Saker.................................................          940
Amram Kass P.C. Money Purchase Plan.........................          940
David A. Braver.............................................          940
Amram Kass PC Defined Benefit Pension Plan..................          940
David A. Wolf...............................................          940
Tis Prager..................................................          658
Bruno Widmer................................................          658
Karen Cook, IRA (KC)........................................          470
Jack Hirschfield............................................          235
Paramount Capital Drug Development Holdings LLC.............       25,461
Steve H. Kanzer.............................................        5,709
Nicholas Bodor..............................................        2,530
Kenneth U. Johnson..........................................        2,530
Rivki Rosenwald.............................................        2,480
Biotechnology Solutions, LLC................................        1,596
Nicholas Stergiopoulos......................................          764
Wayne L. Rubin..............................................          759
Michael Weiss...............................................          759
Peter and Donna Kash........................................          506
David R. Walner.............................................          506
Huntington Street Company...................................          506
June Street Company.........................................          506

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
Rivki Rosenwald Custodian f/b/o Doni Rosenwald..............          506
Rivki Rosenwald Custodian f/b/o Joshy Rosenwald.............          506
Rivki Rosenwald Custodian f/b/o Demi Rosenwald..............          506
Rivki Rosenwald Custodian f/b/o Davy Rosenwald..............          506
Kash Family Foundation......................................          405
Joseph E. Edelman...........................................          379
Sarah E. Laut...............................................          357
Michael Ferrari.............................................          357
Blossom Rosenwald...........................................          344
Seth Rosenwald..............................................          344
Jon Rosenwald...............................................          344
William Kanzer..............................................          304
Gary Kanzer.................................................          304
Donna Lozito................................................          111
American Friends of Hebron Yeshiva in Jerusalem.............          101
Fred Mermelstein............................................          101
Lauren S. Fischer...........................................           86
John Knox...................................................           86
David M. Tanen..............................................           86
Evan S. Borak...............................................           86
Hope Viggiani...............................................           50
Robert Klein................................................           50
Howard Schain...............................................           50
John Pappadimitropoulos.....................................           25

3. Common Stock to be distributed by the Escrow Agent to the Stockholder Representative on or promptly after March 31, 2003 pursuant to Section 5 of SCHEDULE B:

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
TVM Techno Venture Management III GmbH & Co. Medical
  Ventures..................................................       50,769
Nomura Bank (Switzerland) Ltd...............................       45,128
Paul Capital Partners V, L.P................................       33,560
Imprimus Investors LLC......................................       18,804
Bristol Rittenhouse Investments, L.P........................       18,804
Kendall Investments, LLC....................................        9,402
IMS Global Investments X Ltd................................        9,402
Richard J. Stern............................................        7,522
Stern Joint Venture, L.P....................................        7,522
Wolfson Equities............................................        7,522
Lindsay A. Rosenwald, M.D...................................        6,581
Concordia Partners..........................................        5,641
C. Benveniste-Schuler.......................................        5,641
Drax Holdings, L.P..........................................        4,701
Bernard Selz................................................        4,701
Michael Steinhardt..........................................        4,701
Keys Foundation, Curacro....................................        4,701
Albert Reichmann............................................        3,761
James D. Stern..............................................        3,761
Paul Capital Partners V (Domestic Annex Fund) L.P...........        2,825

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
Robert I. Falk..............................................        1,881
G&G Enterprises.............................................        1,881
Gibert Goldstein, Paul Shapiro, Trustees, UIT Howard Gittis
  Trust.....................................................        1,881
Caxton Partners.............................................        1,881
Jeffrey S. Silverman........................................        1,881
The Holding Company.........................................        1,881
Seju Suzuki.................................................        1,881
Cass & Co.Magnum Capital Growth Fund........................        1,881
Yoshimasa Yamazaki..........................................        1,881
Asahi Iron Foundry Co., Ltd.................................        1,881
Richard Vogel...............................................        1,881
Maidenhair Investments, N.V.................................        1,881
Paul Capital Partners V International, L.P..................        1,223
Leonard J. Adams............................................          941
Wayne Saker.................................................          941
Amram Kass P.C. Money Purchase Plan.........................          941
David A. Braver.............................................          941
Amram Kass PC Defined Benefit Pension Plan..................          941
David A. Wolf...............................................          941
Tis Prager..................................................          658
Bruno Widmer................................................          658
Karen Cook, IRA (KC)........................................          470
Jack Hirschfield............................................          235
Paramount Capital Drug Development Holdings LLC.............       25,462
Steve H. Kanzer.............................................        5,710
Nicholas Bodor..............................................        2,531
Kenneth U. Johnson..........................................        2,531
Rivki Rosenwald.............................................        2,480
Biotechnology Solutions, LLC................................        1,596
Nicholas Stergiopoulos......................................          765
Wayne L. Rubin..............................................          760
Michael Weiss...............................................          760
Peter and Donna Kash........................................          506
David R. Walner.............................................          506
Huntington Street Company...................................          506
June Street Company.........................................          506
Rivki Rosenwald Custodian f/b/o Doni Rosenwald..............          506
Rivki Rosenwald Custodian f/b/o Joshy Rosenwald.............          506
Rivki Rosenwald Custodian f/b/o Demi Rosenwald..............          506
Rivki Rosenwald Custodian f/b/o Davy Rosenwald..............          506
Kash Family Foundation......................................          405
Joseph E. Edelman...........................................          380
Sarah E. Laut...............................................          357
Michael Ferrari.............................................          357
Blossom Rosenwald...........................................          345
Seth Rosenwald..............................................          345
Jon Rosenwald...............................................          345
William Kanzer..............................................          304
Gary Kanzer.................................................          304

                                                              NUMBER OF SHARES
STOCKHOLDER NAME                                              OF COMMON STOCK
----------------                                              ----------------
Donna Lozito................................................          112
American Friends of Hebron Yeshiva in Jerusalem.............          102
Fred Mermelstein............................................          102
Lauren S. Fischer...........................................           86
John Knox...................................................           86
David M. Tanen..............................................           86
Evan S. Borak...............................................           86
Hope Viggiani...............................................           51
Robert Klein................................................           51
Howard Schain...............................................           51
John Pappadimitropoulos.....................................           26

                                   SCHEDULE D
                               ESCROW AGENT FEES